SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): May 7, 2003


                                NOVEON, INC.
                          -----------------------
           (Exact Name of Registrant as Specified in its Charter)


         Delaware                     File No.                  13-4143915
--------------------------            333-61812           --------------------
 (State of incorporation)   -------------------------------   (IRS Employer
                              (Commission File Number)     Identification No.)


                           9911 Brecksville Road
                            Cleveland Ohio 44141
             -------------------------------------------------
                  (Address of Principal Executive Offices)
                                 (Zip Code)


                               (216) 447-5000
      ----------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
      ----------------------------------------------------------------
           (Former name or address, if changed from last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits. (Furnished pursuant to Item 12 under Item 9).

                 Exhibit 99.1   Press release of Noveon, Inc. issued May 7,
                                2003.

ITEM 9.  REGULATION FD DISCLOSURE (Providing Information Pursuant to Item 12
         - Results of Operations and Financial Condition)

         On May 7, 2003, Noveon, Inc. issued the press release announcing its earnings for the quarter ended March 31, 2003. Copies of this press release are attached as Exhibit 99.1 hereto. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by interim guidance provided by the Securities and Exchange Commission in Release No. 34-47583.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NOVEON, INC.



Dated:  May 7, 2003              By:   /s/ Sean M. Stack
                                    --------------------------------
                                      Sean M. Stack
                                      Vice President and Treasurer